UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 7, 2007

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Republic of Panama

(State or Other Jurisdiction of Incorporation)

1-11953	98-0160660
(Commission File Number)	(IRS Employer Identification No.)

Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama
(Address of Principal Executive Offices)	(Zip Code)

+50-7-213-0947

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2007, Willbros Group, Inc. (the “Company”), issued a press release announcing fourth quarter and full year 2006 results. The purpose of this amendment is to reclassify the cash flow data in the press release’s financial table for the three months and year ended December 31, 2006. A $16,532,000 nonrefundable deposit was received in December 2006 in conjunction with a non-binding letter of intent to purchase the Company’s Nigeria assets and operations. The sale was consummated on February 7, 2007 at an agreed upon price of $155,250,000, inclusive of the $16,532,000 deposit. The cash flow financial data in the Company’s March 7, 2007 press release classified the $16,532,000 deposit as cash provided by operating activities of continuing operations. After further review and prior to the issuance of the 2006 Form 10-K, the Company determined a reclassification was appropriate and consistent with the completion of the sale on February 7, 2007. Exhibit 99 provides a corrected financial table in which the $16,532,000 deposit is reclassified as cash provided by investing activities of continuing operations. This correction has the following financial effect on the cash flow data in the financial table:

•	Full year 2006 cash provided by (used in) operating activities of continuing operations decreases from $11,201,000 to ($5,429,000).

•	The fourth quarter of 2006 cash provided by (used in) operating activities of continuing operations decreases from $23,820,000 to $7,288,000.

•

The $16,532,000 decrease to cash provided by (used in) operating activities of continuing operations is offset by a corresponding increase to cash provided by (used in) investing activities for continuing operations.

Additionally, the $25,082,000 of proceeds from January 2006 sale of the Company’s TXP-4 plant has been reclassified from cash provided by (used in) discontinued operations to cash provided by (used in) investing activities of continuing operations. Adding the TXP-4 plant adjustment to the Nigeria sale deposit adjustment results in a combined increase of $41,614,000 to 2006 cash provided by (used in) investing activities of continuing operations.

A copy of the revised financial table is attached as Exhibit 99 to this Form 8-K/A.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished herewith:

99	Revised financial table, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: March 12, 2007	By:	/s/ Van A. Welch
Van A. Welch Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Revised financial table, issued by the Company.

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